UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 27, 2013 (Date of earliest event reported: October 31, 2012)

EPL OIL & GAS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16179	72-1409562
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 St. Charles Avenue, Suite 3400

New Orleans, Louisiana 70170

(Address of principal executive offices) (Zip Code)

(504) 569-1875

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introduction

On November 6, 2012, EPL Oil & Gas, Inc. (the “Company”) filed a Current Report on Form 8-K reporting, among other things, the completion, on October 31, 2012, of its previously announced acquisition (the “Hilcorp Acquisition”) from Hilcorp Energy GOM Holdings, LLC of 100% of the issued and outstanding membership interests of Hilcorp Energy GOM, LLC, which owned certain shallow water Gulf of Mexico shelf oil and natural gas interests (the “Hilcorp Properties”), for $550 million in cash, subject to customary adjustments to reflect an economic effective date of July 1, 2012. The Hilcorp Acquisition was financed with the net proceeds from the sale of $300 million in aggregate principal amount of 8.25% senior notes due 2018 and borrowings under the Company’s amended and restated senior credit facility. Consistent with the requirements for Form 8-K, the Company filed the historical and pro forma financial information relating to the Hilcorp Properties, as more fully described in Items 9.01(a) and 9.01(b) of the Current Report on Form 8-K filed on November 6, 2012 (the “Original 8-K”). The Company is furnishing this Amendment No. 1 to provide the additional historical and pro forma financial information described in subitem (ii) of Item 9.01(a) below and subitem (ii) of Item 9.01(b) below.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

(i)        Audited financial statements of Hilcorp Energy GOM, LLC for the years ended December 31, 2011 and 2010 and the related notes; audited financial statements of Hilcorp Energy GOM, LLC for the years ended December 31, 2010 and 2009 and the related notes; and unaudited financial statements of Hilcorp Energy GOM, LLC for the six months ended June 30, 2012 and June 30, 2011 and the related notes were included as Exhibit 99.1 to the Original 8-K and incorporated by reference into the Original 8-K.

(ii)        Unaudited financial statements of Hilcorp Energy GOM, LLC for the nine months ended September 30, 2012 and September 30, 2011 and the related notes are included as Exhibit 99.3 to this report and incorporated herein by reference.

(b)	Pro Forma Financial Information.

(i)        Unaudited Condensed Pro Forma Combined Balance Sheet as of June 30, 2012, Unaudited Condensed Pro Forma Combined Statements of Operations for the year ended December 31, 2011 and the six months ended June 30, 2012 and the related notes showing the pro forma effects of the Hilcorp Acquisition were included as Exhibit 99.2 to the Original 8-K and incorporated by reference into the Original 8-K.

(ii)        Unaudited Condensed Pro Forma Combined Statement of Operations for the year ended December 31, 2012 and the related notes showing the pro forma effects of the Hilcorp Acquisition are included as Exhibit 99.4 to this report and incorporated herein by reference.

(d)	Exhibits

Exhibit No.	Description

10.1*	Amended and Restated Credit Agreement dated as of October 31, 2012, by and among EPL Oil & Gas, Inc., Bank of Montreal, as administrative agent, Capital One, N.A., Natixis, S.A., and Regions Bank, as co-syndication agents, The Bank of Nova Scotia and Keybank National Association, as co-documentation agents, BMO Capital Markets as lead arranger and sole bookrunner and the financial institutions party thereto as lenders.

23.1*	Consent of PricewaterhouseCoopers LLP.

99.1*	Audited financial statements of Hilcorp Energy GOM, LLC for the years ended December 31, 2011 and 2010 and the related notes; audited financial statements of Hilcorp Energy GOM, LLC for the years ended December 31, 2010 and 2009 and the related notes; and unaudited financial statements of Hilcorp Energy GOM, LLC for the six months ended June 30, 2012 and June 30, 2011 and the related notes.

99.2*	Unaudited Condensed Pro Forma Combined Balance Sheet as of June 30, 2012, Unaudited Condensed Pro Forma Combined Statements of Operations for the year ended December 31, 2011 and the six months ended June 30, 2012 and the related notes showing the pro forma effects of the Hilcorp Acquisition.

99.3	Unaudited financial statements of Hilcorp Energy GOM, LLC for the nine months ended September 30, 2012 and September 30, 2011 and the related notes.

99.4	Unaudited Condensed Pro Forma Combined Statement of Operations for the year ended December 31, 2012 and the related notes showing the pro forma effects of the Hilcorp Acquisition.

*	Previously Filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 27, 2013

EPL Oil & Gas, Inc.

By:	/s/ David P. Cedro
David P. Cedro
Senior Vice President, Chief Accounting Officer,
Treasurer and Corporate Secretary

Exhibit Index

Exhibit No.	Description

10.1*	Amended and Restated Credit Agreement dated as of October 31, 2012, by and among EPL Oil & Gas, Inc., Bank of Montreal, as administrative agent, Capital One, N.A., Natixis, S.A., and Regions Bank, as co-syndication agents, The Bank of Nova Scotia and Keybank National Association, as co-documentation agents, BMO Capital Markets as lead arranger and sole bookrunner and the financial institutions party thereto as lenders.

23.1*	Consent of PricewaterhouseCoopers LLP.

99.1*	Audited financial statements of Hilcorp Energy GOM, LLC for the years ended December 31, 2011 and 2010 and the related notes; audited financial statements of Hilcorp Energy GOM, LLC for the years ended December 31, 2010 and 2009 and the related notes; and unaudited financial statements of Hilcorp Energy GOM, LLC for the six months ended June 30, 2012 and June 30, 2011 and the related notes.

99.2*	Unaudited Condensed Pro Forma Combined Balance Sheet as of June 30, 2012, Unaudited Condensed Pro Forma Combined Statements of Operations for the year ended December 31, 2011 and the six months ended June 30, 2012 and the related notes showing the pro forma effects of the Hilcorp Acquisition.

99.3	Unaudited financial statements of Hilcorp Energy GOM, LLC for the nine months ended September 30, 2012 and September 30, 2011 and the related notes.

99.4	Unaudited Condensed Pro Forma Combined Statement of Operations for the year ended December 31, 2012 and the related notes showing the pro forma effects of the Hilcorp Acquisition.

*	Previously Filed.